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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



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
Date of Report (Date of earliest event reported):                                       Commission File Number:
                  OCTOBER 5, 1998                                                              0-21213
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                            LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



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
                DELAWARE                                                              54-1807038
      (State or other jurisdiction                                                   (IRS Employer
            of incorporation)                                                   Identification Number)
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                            7925 JONES BRANCH DRIVE
                            MCLEAN, VIRGINIA  22102
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 873-2000


         (Former name or former address, if changed since last report)

                                 NOT APPLICABLE
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                            LCC INTERNATIONAL, INC.

ITEM 5           OTHER EVENTS

         On October 5, 1998, LCC International, Inc. ("LCC") issued a press release announcing the resignation of Dr. Geoffrey Scott Carroll ("Dr. Carroll") as its President and Chief Executive Officer and the appointment of Dr. Rajendra Singh, Chairperson of the Company's Board of Directors ("Dr. Singh"), as interim chief executive. Dr. Carroll will remain on the Company's Board of Directors and act as an advisor to Dr. Singh focusing on strategic areas related to outsourcing and other growth prospects. Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the October 5, 1998 press release.


ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)      Exhibits.

99. Press Release, dated October 5, 1998, regarding the resignation of Dr. Geoffrey Scott Carroll as President and Chief Executive Officer of LCC and the appointment of Dr. Rajendra Singh as interim chief executive.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LCC INTERNATIONAL, INC.


Date:  October 7, 1998                By:       /s/ Richard Hozik
                                           --------------------------
                                      Richard Hozik
                                      Senior Vice President and Chief
                                            Financial Officer





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                                 EXHIBIT INDEX


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Exhibit             Description                                          Page
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
99.           Press Release dated October 5, 1998
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